Non-Controlling Interest	12 Months Ended
Dec. 31, 2025
Non-Controlling Interest [Abstract]
NON-CONTROLLING INTEREST

26. NON-CONTROLLING INTEREST

Non-controlling interests represent equity interests in the Partnership that are not attributable to the Company. As of December 31, 2025, the Corporation held a general partnership interest representing approximately 29% economic interest in the Partnership (December 31, 2024 — approximately 28%). The remaining 71% economic interest represents exchangeable units held by the limited partnership unit holders (December 31, 2024 — 72%).

Pursuant to the terms of the partnership agreement, Partnership exchangeable units are entitled to distributions from Partnership in an amount equal to any dividends or distributions that are declared and paid with respect to the Telesat Public Shares and Class C Shares of the Company. Additionally, each holder of a Partnership exchangeable unit is entitled to vote in respect of matters on which holders of the Company’s common shares are entitled to vote through a special voting share of the Company. Any time after the one year anniversary of the Transaction’s effective date, the holder of a Partnership exchangeable unit will have the right to require the Partnership to exchange all or any portion of such holder’s Partnership exchangeable units for the Company’s common shares at a ratio of one common share for each Partnership exchangeable unit, subject to the Company’s right as the general partner of the Partnership, in its sole discretion, to deliver a cash payment in lieu of its common shares.

Net income (loss) attributable to non-controlling interests represents the non-controlling interests’ portion of the Partnership’s net income (loss).